             Morgan Stanley California Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Puerto  6/3/0    -     $103.6 $1,332,  2,000,    0.15%  1.00%    UBS      UBS
 Rico     5              7    962,916    000                    Financ  Financ
Infras                                                           ial      ial
tructu                                                          Servic  Servic
  re                                                              es      es
Financ                                                          Inc.,    Inc.
  ing                                                           Citigr
Author                                                           oup,
  ity                                                           Lehman
Specia                                                          Brothe
 l Tax                                                           rs,
Revenu                                                          Samuel
   e                                                              A.
 Bonds                                                          Ramire
Series                                                           z &
 2005                                                            Bo.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Bear,
                                                                Stearn
Golden  7/28/    -     $104.2 $3,140,  2,000,    0.06%  1.00%    s &     Bear
 State    05             2    563,508    000                     Co.    Stearn
Tobacc                          .25                             Inc.,      s
   o                                                            Citigr
Securi                                                           oup,
tizati                                                          Goldma
  on                                                              n,
 Corp                                                           Sachs
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Pragor
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.